INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2025
INCOME TAXES
Schedule of components of net deferred tax assets
	December 31,	December 31,
	2025	2024
Deferred tax assets:
NOL carryover	$962,767	$270,061
Temporary differences
Stock based compensation	$108,405	$-
Amortization of intangible assets	$26,172	$-
Impairment of intangible asset	$617,032	$41,621
Amortization of debt discount	$12,309	$-
Bad debt expense	$6,300	$6,300
Sub total	$1,732,985	$317,982
Valuation allowance	$(1,732,985)	$(317,982)
Net deferred tax asset	$-	$-
Change in valuation allowance	$1,415,003	$-

Schedule of reconciliation of income tax provision
	December 31,	December 31,
	2025	2024
Rate Reconciliation:
Expected tax at statutory rate	$(1,636,094)	$-
Permanent differences	221,091	-
Current year change in valuation allowance	1,415,003	-

Income tax provision (benefit)	$-	$-